[GRAPHIC]

                                                 1999 SEMIANNUAL REPORT









                     AMERICAN STRATEGIC
                     INCOME PORTFOLIO
                     ASP











[LOGO]- SM- FIRST AMERICAN
            ASSET MANAGEMENT

                                                      [LOGO]- SM- FIRST AMERICAN
                                                                ASSET MANAGEMENT


CONTENTS


1    Fund Overview

4    Financial Statements and Notes

14   Investments in Securities

17   Shareholder Update

 ................................................................................

AMERICAN STRATEGIC INCOME PORTFOLIO

PRIMARY INVESTMENTS Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may borrow using reverse repurchase agreements and revolving credit facilities. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.


AVERAGE ANNUAL TOTAL RETURNS
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Based on net asset value for the periods ended May 31, 1999

[CHART]


                                                                 Since Inception
                                One Year        Five Year          12/267/1991
                                --------        ---------        ---------------
American Strategic Income
  Portfolio                     5.79%           8.68%            8.43%
Lehman Brothers Mutual Fund
  Government/Mortgage Index     4.66%           7.76%            6.91%

The average annual total returns for American Strategic Income Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annual total returns based on the change in market price for the one-year, five-year and since-inception periods ended May 31, 1999, were 10.92%, 7.23% and 6.89%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The fund uses the Lehman Brothers Mutual Fund Government/ Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio is comprised primarily of non-securitized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since-inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 1999.

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      NOT FDIC INSURED          NO BANK GUARANTEE          MAY LOSE VALUE
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FUND OVERVIEW
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FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio. He has 13 years of financial experience.

DAVID STEELE
assists with the management of American Strategic Income Portfolio. He has 20 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 13 years of financial experience.

JULY 15, 1999

FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999, AMERICAN STRATEGIC INCOME PORTFOLIO HAD A NET ASSET VALUE TOTAL RETURN OF 1.90%, WITH MUCH OF THE RETURN ATTRIBUTABLE TO INCOME GENERATED BY THE FUND.* This compares to a -0.58% return for the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund's total return based on market price was 2.13%.* As of May 31, 1999, the fund traded at a discount to net asset value; the market price was $11.875 per share with a net asset value of $12.72 per share.

ALONG WITH ITS STABLE SHARE PRICE, THE FUND CONTINUED TO PROVIDE AN ATTRACTIVE DIVIDEND. For the six-month period, dividends paid amounted to $0.50 per share. The fund's annualized distribution rate was 8.59% based on the May 31 market price of $11.875 per share. Current monthly earnings of $0.0839 per share (based on an average of the three months ended May 31) would result in an annualized earnings rate of 8.48% based on the May 31 market price. Of course, past performance is no guarantee of future results, and those rates will fluctuate.

THE FUND'S MONTHLY DIVIDEND WAS INCREASED BY 0.25 CENTS PER SHARE, BEGINNING WITH THE DIVIDEND PAID IN MARCH, TO $0.0850 PER SHARE. The dividend reserve grew from $0.0948 per share to $0.1035 per share over the reporting period. This reserve continues to support dividend levels. For most of the year, we continued to benefit from high income generated by loans held in the portfolio. This has played a major role in allowing us to hold the dividend fairly steady.


   * All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION
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As a percentage of total assets on May 31, 1999

[CHART]


Single Family Loans                         40%
Private Fixed-rate Mortgage-backed
  Securities                                 1%
U.S. Treasury Securities                    13%
Other                                        1%
Multifamily Loans                           23%
U.S. Agency Fixed-rate Mortgage-backed
  Securities                                 3%
Mortgage Service Rights                      1%
Commerical Loan                              17%
Short-term Securities                         1%


DELINQUENT LOAN PROFILE
--------------------------------------------------------------------------------
The chart below shows the percentage of single family loans** in the portfolio that are 30, 60, 90 or 120 days delinquent as of May 31, 1999, based on principal amounts outstanding.

Current                       94.2%
-----------------------------------
30 Days                        2.3%
-----------------------------------
60 Days                        1.5%
-----------------------------------
90 Days                        0.0%
-----------------------------------
120+ Days                      2.0%
-----------------------------------

** As of May 31, 1999, there were no multifamily or commerical loans delinquent.


    1  1999  SEMIANNUAL REPORT  AMERICAN STRATEGIC INCOME PORTFOLIO III

FUND OVERVIEW CONTINUED
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THE FUND MAINTAINED ITS FOCUSED STRATEGY. We continued to emphasize single family, multifamily and commercial whole loans. These types of mortgage securities represent approximately 80% of total assets, with the remainder invested primarily in U.S. Treasury securities and FNMA mortgage-backed securities. The higher interest rate environment of the last six months slowed mortgage prepayments in the portfolio. This has helped maintain income at attractive levels.

SINCE THE CAPITAL MARKETS VOLATILITY IN THE FALL OF 1998, THE COMMERCIAL REAL ESTATE MARKET HAS BEEN RELATIVELY STABLE. Commercial new construction has slowed for most property types and property sales have slowed as well. Generally, real estate markets across the country are in equilibrium with supply and demand in balance. This should help extend the real estate cycle and create a better outlook in the near term for the real estate risk associated with the fund.

AS WE HAVE STATED IN THE PAST, LOAN PREPAYMENTS OCCURRING IN TODAY'S INTEREST RATE ENVIRONMENT ARE TYPICALLY REINVESTED IN LOWER-YIELDING SECURITIES. Depending on interest rate and market trends in the months and years to come, this may eventually result in a reduced dividend. We continue to do all we can to find securities that offer current attractive yields within proper risk/reward relationships.

GEOGRAPHICAL DISTRIBUTION
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We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 1999. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[MAP]

Alabama                   Less then 0.05%
Alaska                    Less then 0.05%
Arizona                   7%
Arkansas                  Less then 0.05%
California                11%
Colorado                  3%
Connecticut               Less then 0.05%
Delaware                  1%
Florida                   6%
Georgia                   1%
Hawaii                    Less then 0.05%
Idaho                     Less then 0.05%
Illinois                  2%
Indiana
Iowa                      1%
Kansas                    Less then 0.05%
Kentucky                  Less then 0.05%
Louisiana                 Less then 0.05%
Maine                     Less then 0.05%
Maryland                  Less then 0.05%
Massachusetts             2%
Michigan                  1%
Minnesota                 9%
Mississippi               Less then 0.05%
Missouri                  Less then 0.05%
Montana                   2%
Nebraska                  Less then 0.05%
New Hampshire             2%
New Jersey                3%
New Mexico                1%
New York                  4%
Nevada                    3%
North Carolina            2%
North Dakota
Ohio                      Less then 0.05%
Oklahoma                  1%
Oregon                    4%
Pennsylvania              1%
Rhode Island              Less then 0.05%
South Carolina
South Dakota
Tennessee                 5%
Texas                     14%
Utah                      3%
Vermont
Virginia                  1%
Washington                5%
West Virginia
Wisconsin                 Less then 0.05%
Wyoming


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    2  1999  SEMIANNUAL REPORT  AMERICAN STRATEGIC INCOME PORTFOLIO III

FUND OVERVIEW CONTINUED

THE FUND ACCEPTS CREDIT RISK THROUGH ITS INVESTMENT IN WHOLE LOANS. The fund bears the risk of loss that could arise from defaults on the underlying loans. To the extent that proceeds from the sale are less than the fund paid for the loan, the fund could suffer a loss. Net credit losses since the fund's inception have amounted to $0.05 per share. Over the past six months, net gains due to foreclosure amounted to $0.003 per share. One advantage of the fund's investments in whole loans is that it can benefit from prepayment penalties on multifamily and commercial loans and from mortgage discount paydowns (loans purchased at a discount paying off at par). Since-inception gains from prepayment penalties have amounted to $0.17 per share and gains from mortgage discount paydowns have amounted to $0.62 per share. Through the reporting period, there were no gains from prepayment penalties and gains from mortgage discount paydowns amounted to $0.04 per share.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO. We are pleased that the fund continues to generate a competitive return and stable income. Our attempts to control the credit risk inherent in this fund will continue. We appreciate your faith in our abilities and look forward to serving you in the coming year.


VALUATION OF WHOLE LOAN INVESTMENTS
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The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

POSSIBLE REPURCHASE OFFER
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First American Asset Management intends to recommend that the fund's board of directors authorize the repurchase by the fund of up to 10% of its outstanding shares at net asset value if the average discount between the fund's net asset value and market price exceeds 5% during the 12 weeks preceding October 1. If the recommendation is approved by the fund's board, repurchase offers are expected to be mailed to shareholders in October, with share repurchases occurring in December.


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    3  1999  SEMIANNUAL REPORT  AMERICAN STRATEGIC INCOME PORTFOLIO III

               FINANCIAL STATEMENTS (Unaudited)

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                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 1999
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......     $87,096,976
Real estate owned (identified cost: $61,373) (note 2)  .....          64,349
Cash in bank on demand deposit  ............................          16,541
Accrued interest receivable  ...............................         647,282
Other assets  ..............................................           9,521
                                                              -----------------
  Total assets  ............................................      87,834,669
                                                              -----------------

LIABILITIES:
Reverse repurchase agreements payable  .....................      27,825,000
Accrued investment management fee  .........................          31,196
Accrued administrative fee  ................................          10,262
Accrued interest  ..........................................         112,382
Other accrued expenses  ....................................           9,318
                                                              -----------------
  Total liabilities  .......................................      27,988,158
                                                              -----------------
  Net assets applicable to outstanding capital stock  ......     $59,846,511
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............     $66,382,040
Undistributed net investment income  .......................         486,708
Accumulated net realized loss on investments  ..............      (8,231,026)
Net unrealized appreciation of investments  ................       1,208,789
                                                              -----------------

  Total - representing net assets applicable to capital
    stock  .................................................     $59,846,511
                                                              -----------------
                                                              -----------------
* Investments in securities at identified cost  ............     $85,891,163
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................     $59,846,511
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................       4,703,426
Net asset value  ...........................................     $     12.72
Market price  ..............................................     $     11.88

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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        4  1999 Semiannual Report - American Strategic Income Portfolio

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                      STATEMENT OF OPERATIONS For the Six Months Ended May 31, 1999
 ................................................................................

INCOME:
Interest (net of interest expense of $659,520) .............     $ 2,837,185
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee  .................................         187,706
Administrative fee  ........................................          60,806
Custodian and accounting fees  .............................          35,153
Transfer agent fees  .......................................          11,218
Reports to shareholders  ...................................          23,837
Mortgage servicing fees  ...................................          72,746
Directors' fees  ...........................................           1,496
Audit and legal fees  ......................................          28,210
Other expenses  ............................................          15,648
                                                              -----------------
  Total expenses  ..........................................         436,820
    Less expenses paid indirectly  .........................          (7,493)
                                                              -----------------

  Total net expenses  ......................................         429,327
                                                              -----------------

  Net investment income  ...................................       2,407,858
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on real estate owned  ....................          12,941
Net change in unrealized appreciation or depreciation of
  investments  .............................................      (1,278,746)
                                                              -----------------

  Net loss on investments  .................................      (1,265,805)
                                                              -----------------

    Net increase in net assets resulting from operations
       .....................................................     $ 1,142,053
                                                              -----------------
                                                              -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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        5  1999 Semiannual Report - American Strategic Income Portfolio

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                      STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 1999
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................     $ 2,837,185
Net expenses ...............................................        (429,327)
                                                              -----------------
  Net investment income ....................................       2,407,858
                                                              -----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................         (22,099)
  Net amortization of bond discount and premium ............          40,128
  Change in accrued fees and expenses ......................          47,626
  Change in other assets ...................................          (9,521)
                                                              -----------------
    Total adjustments ......................................          56,134
                                                              -----------------

    Net cash provided by operating activities ..............       2,463,992
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................       4,678,504
Purchases of investments ...................................     (15,982,066)
Net purchases of short-term securities .....................        (612,105)
                                                              -----------------

    Net cash used by investing activities ..................     (11,915,667)
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............      11,325,000
Retirement of fund shares ..................................        (212,431)
Distributions paid to shareholders .........................      (2,368,687)
                                                              -----------------

    Net cash provided by financing activities ..............       8,743,882
                                                              -----------------
Net decrease in cash .......................................        (707,793)
Cash at beginning of period ................................         724,334
                                                              -----------------

    Cash at end of period ..................................     $    16,541
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $   617,385
                                                              -----------------
                                                              -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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        6  1999 Semiannual Report - American Strategic Income Portfolio

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                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                              SIX MONTHS ENDED
                                                                   5/31/99           YEAR ENDED
                                                                 (UNAUDITED)          11/30/98
                                                              -----------------   -----------------
OPERATIONS:
Net investment income  .....................................     $ 2,407,858         $ 4,741,226
Net realized gain on investments  ..........................          12,941             414,549
Net change in unrealized appreciation or depreciation of
  investments  .............................................      (1,278,746)           (128,532)
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations  ....       1,142,053           5,027,243
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................      (2,368,687)         (4,581,335)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....        (212,431)         (6,773,276)
                                                              -----------------   -----------------
  Total decrease in net assets  ............................      (1,439,065)         (6,327,368)

Net assets at beginning of period  .........................      61,285,576          67,612,944
                                                              -----------------   -----------------

Net assets at end of period  ...............................     $59,846,511         $61,285,576
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income  .......................     $   486,708         $   447,537
                                                              -----------------   -----------------
                                                              -----------------   -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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        7  1999 Semiannual Report - American Strategic Income Portfolio

               NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
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(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

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        8  1999 Semiannual Report - American Strategic Income Portfolio

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                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 1999, loans representing 2.11% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 3.53% of total single family principal outstanding at May 31, 1999. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized a net realized gain of $12,941, or $0.003 per share, on real estate sold during the six months ended May 31, 1999.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 1999, the fund owned 1 home with an aggregate value of $64,349, or 0.11% of net assets.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 1999, the fund and no outstanding when-issued or forward commitments.

                      MORTGAGE SERVICING RIGHTS
                      The fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing

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        9  1999 Semiannual Report - American Strategic Income Portfolio

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                      rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

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        10  1999 Semiannual Report - American Strategic Income Portfolio

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                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      On August 10, 1998, the fund entered into an investment advisory agreement with U.S. Bank National Association (U.S. Bank), acting through its division, First American Asset Management. Prior thereto, Piper Capital Management Incorporated (Piper Capital), which was aquired by U.S. Bank on May 1, 1998, had served as the fund's advisor. U.S. Bank also serves as the fund's administrator under an administration agreement effective May 1, 1998. Prior thereto, Piper Capital provided services under an administration agreement through April 30, 1998.

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the six months ended May 31, 1999, the effective annualized investment management fee incurred by the fund was 0.62%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses. During the six months ended May 31, 1999, the fund paid $17,550 for custody services to U.S. Bank.

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        11  1999 Semiannual Report - American Strategic Income Portfolio

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                      EXPENSES PAID INDIRECTLY
                      Expenses paid indirectly represent a reimbursement of custodian fees received from mortgage servicers of $7,493.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the six months ended May 31, 1999, aggregated $15,941,938 and $4,678,504, respectively.
                      Included in proceeds from sales are $104,718 from sales of real estate owned.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers of $8,231,026 as of November 30, 1998, which if not offset by subsequent capital gains, will expire in 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      REPURCHASE OFFER
                      In 1997, the fund offered to purchase up to 10% of its outstanding shares at net asset value. The percentage of outstanding shares tendered and the number of shares accepted for tender, the repurchase price per share and proceeds (including tender fees) paid by the fund were as follows:

 PERCENTAGE     SHARES      REPURCHASE      PROCEEDS
  TENDERED     TENDERED        PRICE          PAID
 ----------   -----------   -----------   ------------
    10%        524,695         $12.87     $  6,752,825

                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value. Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 236,151 shares (5% of the outstanding shares as of September 9, 1998). The board of directors will review the plan every six months. The plan was last reviewed and approved by the board of directors on June 3, 1999.

                      Pursuant to the plan, the fund repurchased and retired the following:

                           % OF OUTSTANDING                   WEIGHTED AVERAGE
 PERIOD ENDED    SHARES         SHARES            COST        DISCOUNT TO NAV
 ------------   --------   ----------------   -------------   ----------------
   5/31/99        17,900        0.38%         $     212,431        8.19%
   11/30/98        1,700        0.04%         $      20,451        6.76%

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        12  1999 Semiannual Report - American Strategic Income Portfolio

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(7) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                           Six Months
                                             Ended            Year           Year        Year        Year        Year
                                            5/31/99           Ended          Ended       Ended       Ended       Ended
                                          (Unaudited)      11/30/98(e)     11/30/97    11/30/96    11/30/95    11/30/94
                                          ------------   ---------------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of period ...     $12.98           $12.88         $12.65      $13.13      $12.63     $ 15.79
                                             ------           ------       ---------   ---------   ---------   ---------
Operations:
  Net investment income ................       0.51             1.01           0.97        0.97        1.09        1.41
  Net realized and unrealized gains
    (losses) on investments ............      (0.27)            0.06           0.22      (0.10)        1.11       (3.22)
                                             ------           ------       ---------   ---------   ---------   ---------
    Total from operations ..............       0.24             1.07           1.19        0.87        2.20       (1.81)
                                             ------           ------       ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income ...........      (0.50)           (0.97)         (0.96)     (1.35)       (1.70)      (1.15)
  From net realized gains on
    investments ........................         --               --             --          --          --       (0.20)
                                             ------           ------       ---------   ---------   ---------   ---------
    Total distributions to
      shareholders .....................      (0.50)           (0.97)         (0.96)     (1.35)       (1.70)      (1.35)
                                             ------           ------       ---------   ---------   ---------   ---------
Net asset value, end of period .........     $12.72           $12.98         $12.88      $12.65      $13.13     $ 12.63
                                             ------           ------       ---------   ---------   ---------   ---------
                                             ------           ------       ---------   ---------   ---------   ---------
Per-share market value, end of
  period ...............................     $11.88           $12.13         $11.88      $11.00      $12.25     $ 13.00
                                             ------           ------       ---------   ---------   ---------   ---------
                                             ------           ------       ---------   ---------   ---------   ---------
SELECTED INFORMATION
Total return, net asset value (a) ......       1.90%            8.56%          9.83%       7.12%      18.27%     (11.87)%
Total return, market value (b) .........      2.13%            10.69%         17.41%       1.29%      7.75%      (12.59)%
Net assets at end of period (in
  millions) ............................     $   60           $   61         $   68      $   66      $   69     $    67
Ratio of expenses to average weekly net
  assets including interest expense
  (c) ..................................       3.61%(f)         2.89%          2.56%       2.94%       3.29%       3.34%
Ratio of expenses to average weekly net
  assets excluding interest expense
  (c) ..................................       1.44%(f)         1.47%          1.47%       1.50%       1.72%       1.69%
Ratio of net investment income to
  average weekly net assets ............       7.92%(f)         7.74%          7.68%       7.67%       8.26%      10.00%
Portfolio turnover rate (excluding
  short-term securities) ...............          6%              38%            61%         63%       120%          74%
Amount of borrowings outstanding at end
  of period (in millions) ..............     $   28           $   17         $   11      $   14      $   15     $    28
Per-share amount of borrowings
  outstanding at end of period .........     $ 5.92           $ 3.49         $ 2.10      $ 2.67      $ 2.84     $  5.16
Per-share amount of net assets,
  excluding borrowings, at end of period     $18.64           $16.47         $14.98      $15.32      $15.97     $ 17.79
Asset coverage ratio(d) ................        315%            471%            715%        574%        563%        345%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.02% AND 0.23% FROM FEDERAL EXCISE TAXES IN FISCAL 1995 AND 1994, RESPECTIVELY.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL TO U.S. BANK.
(f)  ANNUALIZED.

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        13  1999 Semiannual Report - American Strategic Income Portfolio

                     INVESTMENTS IN SECURITIES (UNAUDITED)
--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO                                              May 31, 1999
 ...................................................................................................................

                                                             Date                                       Market Value
Description of Security                                    Acquired   Par Value           Cost              (a)
---------------------------------------------------------  --------  -----------      ------------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (24.6%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (4.9%):
    FIXED RATE (4.9%):
      6.50%, FNMA, 5/17/29 ..............................   5/4/99   $ 3,000,000(b)   $  2,977,986      $  2,929,680
                                                                                      ------------      ------------

  U.S. GOVERNMENT SECURITIES (19.7%):
      6.63%, U.S. Treasury Note, 3/31/02 ................  9/22/98    11,500,000(b)     11,776,422        11,813,605
                                                                                      ------------      ------------

        Total U.S. Government and Agency Securities  ....                               14,754,408        14,743,285
                                                                                      ------------      ------------

PRIVATE MORTGAGE-BACKED SECURITIES (E) (1.8%):
  FIXED RATE (1.8%):
      10.10%, First Boston, Series 1992-1, Class B-2,
        1/15/01 .........................................   5/1/92     1,000,000           984,745         1,000,000
      13.04%, Minnesota Mortgage Corporation, 7/25/14 ...  5/18/92        37,403            38,251            37,963
      12.26%, Minnesota Mortgage Corporation,
        10/25/14 ........................................  5/18/92        52,829            54,021            53,622
                                                                                      ------------      ------------

        Total Private Mortgage-Backed Securities  .......                                1,077,017         1,091,585
                                                                                      ------------      ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (117.6%):
  COMMERCIAL LOANS (25.2%):
      Bekins Building, 8.50%, 10/1/04 ...................   9/2/97     1,127,423         1,127,423         1,135,481
      James Plaza, 8.55%, 12/1/01 .......................  11/15/96    1,162,997         1,162,997         1,175,601
      Main Street Office Building, 8.50%, 11/1/07 .......  10/21/97      883,322           881,849           897,073
      One Eastern Heights Office Building, 8.33%,
        12/1/07 .........................................  11/7/97     1,080,296         1,080,296         1,081,431
      Pacific Periodicals Building, 8.15%, 1/1/08          12/9/97     1,356,152         1,356,152         1,339,990
      Pine Island Office Building, 8.15%, 11/2/02 .......  10/8/97     1,596,130         1,596,130         1,602,934
      Rice Street Convention Center, 9.10%, 2/1/04 ......  1/23/97       827,752           827,752           853,828
      Schendel Office Building, 8.32%, 10/1/07 ..........  9/30/97     1,175,768         1,175,769         1,177,494
      Schendel Retail Center, 8.70%, 9/1/07 .............  8/28/97       809,305           809,305           820,384
      Shallowford Business Park, 9.25%, 7/1/01 ..........  6/25/96     1,595,370         1,595,193         1,653,963
      Sherwin Williams, 8.63%, 1/1/04 ...................  12/20/96    1,407,480         1,407,480         1,429,457

                                                             Date                                       Market Value
Description of Security                                    Acquired   Par Value           Cost              (a)
---------------------------------------------------------  --------  -----------      ------------      ------------
      Stephens Retail Center, 9.35%, 8/1/03 .............   9/6/96   $ 1,164,756      $  1,159,903      $  1,209,463
      Union Hill Village Office Buliding, 8.00%,
        10/1/08 .........................................  9/30/98       672,761           672,761           658,815
                                                                                      ------------      ------------
                                                                                        14,853,010        15,035,914
                                                                                      ------------      ------------

  MULTIFAMILY LOANS (33.4%):
      Applewood Manor, 8.75%, 1/1/01 ....................  12/23/93      667,304           663,967           678,145
      Charleston Plaza Apartments, 7.50%, 7/1/08 ........   7/1/98     1,581,240         1,581,240         1,540,677
      Franklin Woods Apartments, 9.90%, 3/1/10 ..........  2/24/95     1,239,096         1,235,745         1,301,050
      Garden Oaks Apartments, 8.55%, 4/1/06 .............   3/7/96     1,789,430         1,786,072         1,848,657
      Kings Creek Apartments, 10.00%, 5/1/97 ............  10/14/94    1,300,000         1,283,100         1,300,000
      Mark Twain Apartments, 8.00%, 2/1/03 ..............   1/9/98       983,470           983,470           985,691
      Park Place Apartments, 8.38%, 7/1/02 ..............  6/13/95     1,522,164         1,507,788         1,543,481
      Royal Knight Apartments, 8.50%, 4/1/06 ............   3/4/96     1,559,162         1,555,751         1,606,957
      Rush Oaks Apartments, 7.90%, 12/1/07 ..............  11/26/97      544,368           544,368           543,725
      Sadletree Apartments, 9.00%, 12/1/01 ..............  11/18/98    2,375,000         2,351,250         2,398,750
      Stanley Court Apartments, 8.50%, 11/1/02 ..........  10/31/95    1,067,536         1,064,139         1,091,338
      Union Hill Village Townhomes, 8.00%, 10/1/08 ......  9/30/98       953,409           953,409           951,039
      Vanderbilt Condominiums, 8.50%, 8/1/00 ............  7/13/95       798,621           795,233           810,809
      Westgate Apartments, 10.00%, 2/1/08 ...............  1/28/93     1,359,685         1,346,089         1,373,282
      Westhollow Place Apartments, 8.58%, 4/1/03 ........  3/20/96       974,862           965,114           993,896
      Woodland Garden Apartments, 7.50%, 9/1/08 .........  8/26/98     1,058,537         1,058,537         1,023,893
                                                                                      ------------      ------------
                                                                                        19,675,272        19,991,390
                                                                                      ------------      ------------

  SINGLE FAMILY LOANS (59.0%):
      Aegis, 8.97%, 3/26/10 .............................  10/26/95      191,843           181,234           193,577
      Aegis II, 9.62%, 1/28/14 .                           12/28/95      344,383           315,541           353,412
      American Bank, Mankato, 9.10%, 12/10/12 ...........  12/15/92       74,892            61,142            66,264
      American Portfolio, 7.13%, 10/18/15 ...............  7/18/95       213,261           203,145           211,659
      Anivan, 8.42%, 4/14/12 ............................  6/14/96       248,508           250,115           253,891

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

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        14  1999 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                             Date                                       Market Value
Description of Security                                    Acquired   Par Value           Cost              (a)
---------------------------------------------------------  --------  -----------      ------------      ------------
      Bank of New Mexico, 8.71%, 3/31/10 ................  5/31/96   $   519,894(b)   $    510,216      $    521,719
      Bluebonnet Savings and Loan, 11.26%, 8/31/10         5/12/92        41,062            40,234            39,286
      Bluebonnet Savings and Loan, 7.94%, 8/31/10 .......  5/12/92     1,057,806           969,136         1,063,681
      CLSI Allison Williams, 9.71%, 8/1/17 ..............  2/28/92       494,630           454,938           505,953
      Crossroads Savings and Loan, 8.78%, 1/1/21 ........  12/23/91      272,730           256,488           277,395
      Crossroads Savings and Loan, 8.99%, 1/1/21 ........  12/23/91      212,448           200,915           217,203
      Fairbanks, Utah, 9.99%, 9/23/15 ...................  5/21/92       106,952            90,776           107,724
      First Boston Mortgage Pool #5, 9.11%, 6/29/03 .....  6/23/92       316,100           258,352           317,869
      Hamilton Financial, 7.27%, 6/29/10 ................   7/8/92       119,486           109,629           119,677
      Huntington MEWS, 9.09%, 8/1/17 ....................  1/17/92       621,919(b)        536,914           596,465
      Knutson Mortgage Portfolio #1, 8.49%, 8/1/17 ......  2/19/92       765,491           730,451           767,506
      Knutson Mortgage Portfolio #2, 9.35%, 9/25/17 .....  5/26/92       853,470(b)        786,899           878,738
      McClemore, Matrix Funding Corporation, 10.82%,
        9/30/12 .........................................   9/9/92       716,736           680,899           694,410
      Meridian, 9.81%, 12/1/20 ..........................  12/21/92      613,930           585,536           631,877
      Nomura III, 8.70%, 4/29/17 ........................  9/29/95     1,692,431         1,529,863         1,659,549
      Norwest II, 7.53%, 11/27/22 .......................  2/27/96     1,286,894(b)      1,280,485         1,276,420
      Norwest III, 7.44%, 11/27/22 ......................  2/27/96     1,335,905(b)      1,335,953         1,324,854
      Norwest V, 8.67%, 2/3/25 ..........................   9/3/96     1,727,242(b)      1,696,165         1,709,926
      Norwest X, 7.70%, 2/1/22 ..........................  3/12/98     4,861,580(b)      4,869,844         4,807,935
      Norwest XIII, 7.57%, 12/1/25 ......................  10/28/98    3,457,578         3,440,290         3,418,076
      Norwest XIV, 7.31%, 7/12/24 .......................  12/3/98     3,973,233(b)      3,933,501         3,822,826
      Norwest XV, 7.27%, 1/1/25 .........................  12/23/98    3,101,299(b)      3,062,534         3,040,151
      Norwest XVI, 7.15%, 4/30/26 .......................   3/4/99     3,445,351(b)      3,345,598         3,353,930
      Norwest XVII, 6.98%, 10/4/23 ......................  5/20/99     1,986,644         1,920,992         1,930,524
      Rand Mortgage Corporation, 9.58%, 8/1/17 ..........  2/21/92       241,539           197,972           248,198
      Salomon II, 9.22%, 11/23/14 .......................  12/23/94      640,177           557,237           653,320

                                                             Date      Shares/                          Market Value
Description of Security                                    Acquired   Par Value           Cost              (a)
---------------------------------------------------------  --------  -----------      ------------      ------------

      Valley Bank of Commerce, N.M., 8.07%, 8/31/10 .....   5/6/92   $   251,353      $    213,817      $    251,956
                                                                                      ------------      ------------
                                                                                        34,606,811        35,315,971
                                                                                      ------------      ------------

        Total Whole Loans and Participation Mortgages
           ..............................................                               69,135,093        70,343,275
                                                                                      ------------      ------------

MORTGAGE SERVICING RIGHTS (E,F) (0.5%):
      Matrix Servicing Rights, 13.74%, 7/10/22 ..........  7/10/92            --           312,540           306,726
                                                                                      ------------      ------------

SHORT-TERM SECURITIES (1.0%):
      First American Prime Obligations Fund, ............  5/31/99       612,105(g)        612,105(g)        612,105
                                                                                      ------------      ------------

        Total Investments in Securities (h)  ............                             $ 85,891,163      $ 87,096,976
                                                                                      ------------      ------------
                                                                                      ------------      ------------

NOTES TO INVESTMENTS IN SECURITIES

(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS
(b) ON MAY 31, 1999, SECURITIES VALUED AT $33,495,504 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                            NAME OF BROKER
             ACQUISITION                        ACCRUED     AND DESCRIPTION
  AMOUNT       DATE       RATE*        DUE     INTEREST      OF COLLATERAL
-----------  ---------  ----------  ---------  ---------  -------------------
$ 2,825,000   5/17/99        4.87%    5/15/00  $   5,734              (1)
 11,000,000   5/3/99         4.83%     6/1/99     42,799              (2)
 12,000,000   5/3/99         5.78%     6/1/99     55,825              (3)
  2,000,000   5/7/99         5.78%     6/1/99      8,024              (3)
-----------                                    ---------
$27,825,000                                    $ 112,382
-----------                                    ---------
-----------                                    ---------

* INTEREST RATE AS OF MAY 31, 1999. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

Name of broker and description of collateral:
         (1) MORGAN STANLEY DEAN WITTER;
            FNMA, 6.50%, 5/17/29, $3,000,000 PAR
         (2) NOMURA;
            U.S. TREASURY NOTE, 6.63%, 3/31/02, $10,550,000 PAR
         (3) NOMURA;
            BANK OF NEW MEXICO, 8.71%, 3/31/10, $469,802 PAR
            HUNTINGTON MEWS, 9.09% , 8/1/17, $621,919 PAR
            KNUTSON MORTGAGE PORTFOLIO #2, 9.35%, 9/25/17, $848,525 PAR NORWEST II, 7.53%, 11/27/22, $1,268,903 PAR
            NORWEST III, 7.44%, 11/27/22, $1,335,905 PAR
            NORWEST V, 8.67%, 2/3/25, $1,545,171 PAR
            NORWEST X, 7.70%, 2/1/22, $3,534,829 PAR
            NORWEST XIV, 7.31%, 7/12/24, $3,973,233 PAR
            NORWEST XV, 7.27%, 1/1/25, $3,062,068 PAR
            NORWEST XVI, 7.15%, 4/30/26, $3,062,068 PAR

--------------------------------------------------------------------------------

        15  1999 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

The fund has entered into a lending commitment with Nomura. The agreement permits the fund to enter into reverse repurchase agreements up to $15,000,000 using whole loans as collateral. The fund pays a fee of 0.25% to Nomura on any unused portion of the $15,000,000 lending commitment.

(c)  INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT
     ON MAY 31, 1999. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE
     FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE
     MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 1999.
(d)  COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED
     PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE
     INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION
     OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER
     OF LOANS, IS PRESENTED BELOW.

Commercial Loans:
         BEKINS BUILDING -- COLORADO SPRINGS, CO
         JAMES PLAZA -- HOUSTON, TX
         MAIN STREET OFFICE BUILDING -- PARK CITY, UT
         ONE EASTERN HEIGHTS OFFICE BUILDING -- WOODBURY, MN
         PACIFIC PERIODICALS BUILDING -- LAKEWOOD, WA
         PINE ISLAND OFFICE BUILDING -- PLANTATION, FL
         RICE STREET CONVENTION CENTER -- ROSEVILLE, MN
         SCHENDEL OFFICE BUILDING -- BEAVERTON, OR
         SCHENDEL RETAIL CENTER -- BEAVERTON, OR
         SHALLOWFORD BUSINESS PARK -- CHATANOOGA, TN
         SHERWIN WILLIAMS -- ORLANDO, FL
         STEPHENS RETAIL CENTER -- MISSOULA, MT
         UNION HILL VILLAGE OFFICE BUILDING -- SPENCERPORT, NY

Multifamily Loans:
         APPLEWOOD MANOR -- DULUTH, MN
         CHARLESTON PLAZA APARTMENTS -- LAS VEGAS, NV
         FRANKLIN WOODS APARTMENTS -- FRANKLIN, NH
         GARDEN OAKS APARTMENTS -- COON RAPIDS, MN
         KINGS CREEK APARTMENTS -- DALLAS, TX
         MARK TWAIN APARTMENTS -- MESA, AZ
         PARK PLACE APARTMENTS -- GRAND FORKS, ND
         ROYAL KNIGHT APARTMENTS -- MEMPHIS, TN
         RUSH OAKS APARTMENTS -- LAPORTE, TX
         SADLETREE APARTMENTS -- SCOTTSDALE, AZ
         STANLEY COURT APARTMENTS -- BLOOMINGTON, MN
         UNION HILL VILLAGE TOWNHOMES -- SPENCERPORT, NY
         VANDERBILT CONDOMINIUMS -- AUSTIN, TX
         WESTGATE APARTMENTS -- BISMARCK, ND
         WESTHOLLOW PLACE APARTMENTS -- HOUSTON, TX
         WOODLAND GARDEN APARTMENTS -- ARLINGTON, WA

Single Family Loans:
         AEGIS - 11 LOANS, MIDWESTERN UNITED STATES
         AEGIS II - 5 LOANS, MIDWESTERN UNITED STATES
         AMERICAN BANK, MANKATO - 2 LOANS, MINNESOTA
         AMERICAN PORTFOLIO - 5 LOANS, TEXAS AND CALIFORNIA
         ANIVAN 3 LOANS, MARYLAND, NEW JERSEY, VIRGINIA
         BANK OF NEW MEXICO - 12 LOANS, NEW MEXICO
         BLUEBONNET SAVINGS AND LOAN - 34 LOANS, TEXAS
         CLSI ALLISON WILLIAMS - 27 LOANS, TEXAS
         CROSSROADS SAVINGS AND LOAN - 16 LOANS, OKLAHOMA
         FAIRBANKS, UTAH - 3 LOANS, UTAH
         FIRST BOSTON MORTGAGE POOL #5 - 10 LOANS, UNITED STATES
         HAMILTON FINANCIAL - 1 LOAN, CALIFORNIA
         HUNTINGTON MEWS - 14 LOANS, NEW JERSEY
         KNUTSON MORTGAGE PORTFOLIO #1 - 15 LOANS, MIDWESTERN UNITED STATES
         KNUTSON MORTGAGE PORTFOLIO #2 - 12 LOANS, MIDWESTERN UNITED STATES
         MCCLEMORE, MATRIX FUNDING CORPORATION - 9 LOANS, NORTH CAROLINA
         MERIDIAN - 10 LOANS, CALIFORNIA
         NOMURA III - 31 LOANS, MIDWESTERN UNITED STATES
         NORWEST II - 15 LOANS, MIDWESTERN UNITED STATES
         NORWEST III - 12 LOANS, MIDWESTERN UNITED STATE
         NORWEST V - 16 LOANS, MIDWESTERN UNITED STATES
         NORWEST X - 39 LOANS, MIDWESTERN UNITED STATES
         NORWEST XIII - 30 LOANS, MIDWESTERN UNITED STATES
         NORWEST XIV - 24 LOANS, MIDWESTERN UNITED STATES
         NORWEST XV - 25 LOANS, MIDWESTERN UNITED STATES
         NORWEST XVI - 28 LOANS, MIDWESTERN UNITED STATES
         NORWEST XVII - 18 LOANS, MIDWESTERN UNITED STATES
         RAND MORTGAGE CORPORATION - 6 LOANS, TEXAS
         SALOMON II - 16 LOANS, MIDWESTERN UNITED STATES
         VALLEY BANK OF COMMERCE, N.M. - 18 LOANS, NEW MEXICO
(e)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 1999, THE TOTAL
     MARKET VALUE OF THESE INVESTMENTS WAS $71,741,586 OR 119.9% OF TOTAL NET
     ASSETS.
(f)  INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT
     COST BASIS AND ESTIMATED FUTURE CASH FLOWS.
(g)  THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHO ALSO SERVES AS ADVISOR
     FOR THIS FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(h)  ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS
     UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES,
     INCLUDING REAL ESTATE OWNED, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......     1,602,240
      GROSS UNREALIZED DEPRECIATION ......      (393,451)
                                            ------------
        NET UNREALIZED APPRECIATION ......     1,208,789
                                            ------------
                                            ------------

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        16  1999 Semiannual Report - American Strategic Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved a share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's current outstanding shares.

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      CHANGE OF ACCOUNTANTS
                      On September 9, 1998, the fund's board of directors, upon the recommendation of the audit committee, appointed Ernst & Young LLP as the independent accountants for the fund for the fiscal year ending November 30, 1999, and dismissed KPMG LLP ("KPMG"). KPMG's reports on the fund's financial statements for the past two years have not contained an adverse opinion or a disclaimer of opinion, and have not been qualified as to uncertainty, audit scope, or accounting principles. In addition, there have not been any disagreements with KPMG during the fund's two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

                      YEAR 2000 UPDATE
                      Like other mutual funds and business and financial organizations, the fund could be adversely affected if the computer systems used by the fund's advisor, other service providers and entities with computer systems that are linked to fund records do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the fund, the fund's administrator has undertaken a program designed to assess and monitor the steps being taken by the fund's service providers to address

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        17  1999 Semiannual Report - American Strategic Income Portfolio

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                      year 2000 issues. This program includes seeking assurances from service providers that their systems are or will be year 2000 compliant and reviewing service providers' test results for year 2000 compliance. The administrator and the advisor also report regularly to the fund's board of directors concerning their own and other service providers' progress toward year 2000 readiness. Although these reports indicate that service providers are or expect to be year 2000 compliant, there can be no assurance that this will be the case in all instances or that year 2000 difficulties experienced by others in the financial services industry will not impact the fund. In addition, there can be no assurance that year 2000 difficulties will not have an adverse effect on the fund's investments or on global markets or economies, generally. The fund is not bearing any of the expenses incurred by its service providers in preparing for the year 2000 or in reporting on these matters to the fund's board of directors.

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        18  1999 Semiannual Report - American Strategic Income Portfolio

[LOGO]- SM- FIRST AMERICAN
            ASSET MANAGEMENT

            AMERICAN STRATEGIC INCOME PORTFOLIO

            1999 SEMIANNUAL REPORT













7/1999    295-99

[LOGO] This document is printed on paper made from 100% total recovered fiber, including 15% post-consumer waste.